UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2026

Fly-E Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42122	92-0981080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

136-40 39th Avenue, Suite 202
Flushing, New York	11354
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (929) 410-2770

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	FLYE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 6, 2026, the Audit Committee of the Board of Directors of Fly-E Group, Inc. (the “Company”) (i) approved the dismissal of Marcum Asia CPAs LLP (“Marcum Asia”) as the Company’s independent registered public accounting firm and (ii) appointed Fortune CPA, Inc. (“Fortune”) as the Company’s independent registered public accounting firm to conduct an quarter review of the Company’s financial statements at December 31, 2025, and audit the Company’s consolidated financial statements as of and for the fiscal year ending March 31, 2026.

The audit reports of Marcum Asia on the Company’s consolidated financial statements as of and for the fiscal years ended March 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph related to the Company’s ability to continue as a going concern.

During the fiscal years ended March 31, 2025 and 2024, and the subsequent interim period through March 6, 2026, there were no: (i) “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Act of 1933 (“Regulation S-K”) with Marcum Asia on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum Asia, would have caused Marcum Asia to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended March 31, 2025 and 2024, or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, , other than the material weaknesses as reported in its Form 10-K filed with the SEC on July 15, 2025. Such material weaknesses related to our lack of (i) sufficient financial reporting and accounting personnel with appropriate knowledge of generally accepted accounting principles in the United States of America (the “U.S. GAAP”) and SEC reporting requirements to properly address complex U.S. GAAP accounting issues and to prepare and review our consolidated financial statements and related disclosures to fulfill U.S. GAAP and SEC financial reporting requirements, (ii) formal internal control policies and internal independent supervision functions to establish formal risk assessment process and internal control framework, and (iii) sufficient controls designed and implemented in IT environment and IT general control activities, which are mainly associated with areas of logical access management, change management, computer operation, service organization management as well as cyber security management.

The Company has provided Marcum Asia with a copy of the disclosures in this Current Report on Form 8-K, and requested that Marcum Asia provide the Company with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether Marcum Asia agrees to the statements made by the Company herein. A copy of the letter from Marcum Asia addressed to the SEC and dated as of March 12, 2026 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended March 31, 2025 and 2024, and the subsequent interim period through March 6, 2026, neither the Company nor anyone on the Company’s behalf consulted with Fortune with respect to either (i)(a) the application of accounting principles to a specified transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided by Fortune to the Company that Fortune concluded was an important factor that the Company consider in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a “disagreement” or a “reportable event” (as these terms are defined in Item 304(a)(1) of Regulation S-K and the related instructions).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
16.1	Letter from Marcum Asia CPAs LLP to the U.S. Securities and Exchange Commission, dated March 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fly-E Group, Inc.

Date: March 12, 2026	By:	/s/ Zhou Ou
	Name:	Zhou Ou
	Title:	Chief Executive Officer

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